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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


        CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


                                  JULY 20, 1999
                ------------------------------------------------
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)



                                 PNC BANK CORP.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                          COMMISSION FILE NUMBER 1-9718


         PENNSYLVANIA                                          25-1435979
-------------------------------                           -------------------
(State or other jurisdiction of                             (I.R.S. Employer
incorporation or organization)                            Identification No.)

                                  ONE PNC PLAZA
                                249 FIFTH AVENUE
                       PITTSBURGH, PENNSYLVANIA 15222-2707
                    ----------------------------------------
                    (Address of principal executive offices)
                                   (Zip Code)


                                 (412) 762-1553
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

          (Former name or former address, if changed since last report)



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ITEM 5.  OTHER EVENTS

         On July 20, 1999, the Corporation announced an agreement to acquire First Data Investor Services Group, Inc. (ISG), the mutual fund servicing subsidiary of First Data Corp. for $1.1 billion in cash. The transaction is expected to close in the fourth quarter of 1999, pending regulatory approvals and satisfaction of customary closing conditions. A copy of the press release issued by the Corporation is attached hereto as Exhibit 99.1 and incorporated herein by reference. Certain information made available by the Corporation with respect to the acquisition of ISG is attached hereto as Exhibit 99.2 and incorporated herein by reference.

         The information in Exhibits 99.1 and 99.2 contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act, which are based upon numerous assumptions and estimates relating to future operations and are subject to the risks and uncertainties described therein, among others. Many of these matters are difficult to predict and may change over time. Forward-looking statements contained within Exhibits 99.1 and 99.2 are not guarantees of future performance. Actual results may differ materially from the Corporation's current expectations. The Corporation assumes no obligation to correct or update forward-looking statements to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking statements or if the Corporation later becomes aware that they are not likely to be achieved.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits

         The exhibits listed on the Exhibit Index on page 3 of this Form 8-K are filed herewith.


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              PNC BANK CORP.
                                              (Registrant)


         Date: July 21, 1999              By: /s/ Robert L. Haunschild
                                              ---------------------------------
                                              Robert L. Haunschild
                                              Senior Vice President and
                                                Chief Financial Officer


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                                  EXHIBIT INDEX


99.1 Press release issued by the Corporation on July 20, 1999, with respect to the announcement of an agreement to acquire ISG, filed herewith.

99.2 Certain information made available by the Corporation with respect to the acquisition of ISG, filed herewith.